UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2020

ANGI Homeservices Inc.

(Exact name of registrant as specified in charter)

Delaware	001-38220	82-1204801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3601 Walnut Street, Suite 700
Denver, CO 80205

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 963-7200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	ANGI	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2020, Christopher W. Bohnert was appointed as Senior Vice President, Chief Accounting Officer and Controller of ANGI Homeservices Inc. (the “Company”), effective immediately. In this position, Mr. Bohnert will serve as the Company’s principal accounting officer and takes on this role as part of a planned transition from Michael Schwerdtman, who previously served as the Company’s principal accounting officer and resigned from such position on August 19, 2020.

Prior to this appointment, Mr. Bohnert, age 42, served as the Company’s SVP, Controller since January 30, 2020. Prior to his tenure with the Company, he served as the Corporate Controller for Lydall, Inc., a publicly traded global manufacturer of specialty engineered products for the thermal/acoustical and filtration/separation markets, where he oversaw the global controllership organization, from November 2018 to January 2020. Prior to his tenure at Lydall, Inc., Mr. Bohnert served as a Director of Corporate Technical Accounting (after serving as Director of Engineered Fastening Business Unit) at Stanley Black & Decker, a publicly traded manufacturer of industrial tools and household hardware and provider of security products, from September 2015 to November 2018. Prior to assuming this role, he served in various internal audit and controller roles at General Electric Company, the publicly traded multinational conglomerate, from April 2011 to September 2015. Mr. Bohnert received a Master of Accounting Science from the University of Illinois and a BA/BS in Accounting from Ohio University.

In connection with his appointment as the Company’s Senior Vice President, Chief Accounting Officer and Controller, on August 21, 2020, Mr. Bohnert was awarded 8,633 restricted stock units pursuant to the Company’s 2017 Stock and Annual Incentive Plan, which are scheduled to vest in four equal annual installments on the anniversary of the date of his appointment (August 19, 2020), subject to continued service.

Item 7.01	Regulation FD Disclosure.

On August 19, 2020, the Company announced Mr. Bohnert’s appointment as the Company’s Senior Vice President, Chief Accounting Officer and Controller. The full text of the related press release, which appears in Exhibit 99.1 hereto, is incorporated herein by reference.

Exhibit 99.1 is being furnished under Item 7.01 “Regulation FD Disclosure.”

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release of ANGI Homeservices Inc., dated August 19, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGI HOMESERVICES INC.

	By:	/s/ Shannon Shaw
Name: Shannon Shaw
Title: Chief Legal Officer & Corporate Secretary

Date: August 24, 2020